October 2013 Exhibit 99.1

2   |   © 2013 PowerSecure. All rights reserved.
Forward Looking Statements
Safe Harbor
All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business
developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

3   |   © 2013 PowerSecure. All rights reserved.
NYSE:
POWR
PowerSecure: Who We Are Today
Backlog:
$245M
(48% YoY Growth)
>750
Employees
Growing
Earnings Per Share &
Operating Margins
TTM Revenues:
$206M
(40% YoY Growth)
Headquarters:
Wake Forest, NC
Strong
Balance Sheet

PowerSecure: Utility Focused Energy Efficiency Products/Services Utility Infrastructure Solutions IDG Power Systems Utilities and Their Large Customers 4 | © 2013 PowerSecure. All rights reserved.

2015
Goals
eration

Power Secure

POWR LISTED NYSE

5   |   © 2013 PowerSecure. All rights reserved.
Revenue Scaling Quickly to
$300M Target in 2015
0
50
100
150
200
250
300
350
2000 Start-
up
2005 2010 2011 2012 2013 2014 2015
Goals
Utility Infrastructure Energy Efficiency Distributed Generation
"Foundation"
2005-2010
26%+ Growth, 3.2X
"Scale and Profitable Growth "
2010-2015 Goal
26%+ Growth, 3.1X
$96
$162
$300
($ millions)
"Start-up"
2000-2005
1000%+ Growth
Compound Growth
2010-2015
Utility Infrastructure +39%
Energy Efficiency +20%
Distributed Generation +20%
Total +26%
$130
47
61
23
25
60
76
24
21
30
51

6   |   © 2013 PowerSecure. All rights reserved.
2Q13 Results
(in millions)
2Q13 $ %
Revenue
Distributed Generation
23.6 7.4 46%
Utility Infrastructure
30.1 17.2 133%
Energy Efficiency
16.5 7.7 87%
Total Revenue
70.2 32.3 85%
Gross Profit
19.9 7.7 63%
Gross Profit % Revenue
28.3% -3.9 pp
Operating Income
3.5 2.8 468%
Operating Profit % Revenue
4.9% +3.3 pp
GAAP E.P.S.
$0.11 $0.02
Non-GAAP E.P.S.
$0.12 $0.08
Numbers may non add due to rounding
Y-O-Y Variance
See non-GAAP discussion and reconciliation

7   |   © 2013 PowerSecure. All rights reserved.
• Operating margins increasing
• Increasing scale across all business lines
• 2012 cost reduction program further leverages OpEx
• Major investment to build UI business from scratch in ‘07
now completed
• Expect decreasing OpEx as % of revenue
• 2013 Adjusted EBITDA target: >$20M
Meaningful Bottom Line Leverage
See non-GAAP discussion and reconciliation

Millions of Dollars

Earnings per Share

Power Secure

POWR LISTED NYSE

2011 Progression
Revenue
E.P.S. -- Non-GAAP
Continuing Ops
E.P.S. -- GAAP
$0.25      $0.90       $0.05        $0.06
See non-GAAP discussion and reconciliation
$24
$30
$37
$40
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1Q11 2Q11 3Q11 4Q11
(0.09)
(0.03)
0.05 0.05
($0.10)
($0.05)
$0.00
$0.05
$0.10
$0.15
1Q11 2Q11 3Q11 4Q11
8   |   © 2013 PowerSecure. All rights reserved.

Millions of Dollars

Earnings per Share

Power Secure

POWR
LISTED
NYSE

Revenue
2012 Progression
E.P.S. -- Non-GAAP
Continuing Ops
E.P.S. -- GAAP
($0.03)       $0.09       $0.03        $0.08
See non-GAAP discussion and reconciliation
$33
$38
$44
$47
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1Q12 2Q12 3Q12 4Q12
(0.03)
0.04
0.08
0.13
($0.10)
($0.05)
$0.00
$0.05
$0.10
$0.15
1Q12 2Q12 3Q12 4Q12
9   |   © 2013 PowerSecure. All rights reserved.

10   |   © 2013 PowerSecure. All rights reserved.
$45
$70
$0
$10
$20
$30
$40
$50
$60
$70
$80
1Q13 2Q13
$0.04
$0.12
($0.10)
($0.05)
$0.00
$0.05
$0.10
$0.15
1Q13 2Q13
Revenue
2013 Progression
E.P.S. -- Non-GAAP
Continuing Ops
E.P.S. -- GAAP
See non-GAAP discussion and reconciliation
$0.04       $0.11

• At end of Q2 2013:
- $26.7 M in Cash
- Locked in interest rate on $25 M term loan at 3.73%
- Untapped $20 M revolver
• Anticipate 2013 Adjusted EBITDA >$20 M
• Potential uses of capital:
- Potential acquisitions
- Working capital
- Additional investment in company-owned DG projects
- Investment in people & equipment to support growth in UI
Robust Balance Sheet
11   |   © 2013 PowerSecure. All rights reserved.

• Solar DG company that brings green
energy to utilities and large C&I
customers
• Adds strategic capability to
DG offering
• Sandy Grove Middle School
• Accretive in 2013
Recent Acquisitions Add Value
Purchased
solar business
for $4M in
June 2012
12   |   © 2013 PowerSecure. All rights reserved.

Recent Acquisitions Add Value
• Successful 20-yr old business serving
major ESCOs with lighting, mechanical,
water and building envelope solutions
to deliver energy efficiency savings
• Significantly expands our Energy
Efficiency offerings
• Opens new customer channels for
LED lighting and peak shaving
• Purchase included $27M in awarded
projects
• Accretive in 2013
Purchased
ESCO services
business
for $5.5M in
February 2013
13   |   © 2013 PowerSecure. All rights reserved.

Recent Acquisitions Add Value
• Solais has significant sourcing and
manufacturing expertise
• Adds substantial efficiencies to
manufacturing of PowerSecure’s
existing LED solutions
• Outstanding proprietary portfolio of LED
lamps and fixtures for commercial and
Industrial applications
• Superior light output, thermal
management, optics, light quality and
aesthetics
• Slightly accretive to EPS in 2013,
+ $0.10 in 2014
• Anticipating $2M-$4M charge in 2H
2013 to accelerate manufacturing
synergies
Purchased
Solais lighting
business
for $15 M in
April 2013
14   |   © 2013 PowerSecure. All rights reserved.

Our 2015 Goals: $300M in Tot Revenues Distributed Generation Utility Infrastructure Energy Efficiency Driving Mid-Double Digit Operating Margins 15 | © 2013 PowerSecure. All rights reserved.

PowerSecure Smart Grid Monitoring Center

PowerSecure

POWR LISTED NYSE

16   |   © 2013 PowerSecure. All rights reserved.
PowerSecure Distributed Generation:
Differentiated Solution=Superior Reliability & ROI
Electric
Utility
Customer
Facility
• 24/7 monitoring: standby and peak shaving
• Proprietary internet-based monitoring, dispatch and control
• “No Pain” demand response
• Our reliability > nuclear backup systems
• Utility tariff and interconnect experts
Interactive
Distributed
Generation
®
System

• T&D maintenance and construction
• Substation products and services
• Advanced metering and lighting
installation
• Storm repair and restoration
• Utility engineering and design
• Regulatory consulting and rate design
• PowerSecure MicroGrids and
SmartStations
Utility Infrastructure:
Direct Service to our Utility Customers
17   |   © 2013 PowerSecure. All rights reserved.

• Our Utility Infrastructure Investment and Progression
- 2005 – Launched utility engineering business
- 2007 – Launched utility services business
- 2009 – 3 major IOU’s add PowerSecure utility services crews
- 2010 – 1st major award: $30 million, 3-year
award serving major IOU
- 2011 – Served 9 IOUs (13 operating divisions)
- 2012 UI revenues + 29% y-o-y to $60.7 million
- Q2 2013 UI revenues + 133% y-o-y to $30.1 million
• Industry transmission and distribution investment
is estimated to be $890 billion from 2010-2030
(average of over $40 billion/year)
- Capitalize on our “people advantage”
- Shale gas/oil exploration are an additional growth driver
Utility Infrastructure:
Business Progression and Growth
1. The Brattle Group, November 2008 – “Transforming America’s Power Industry – The Investment Challenge 2010-2030”
18   |   © 2013 PowerSecure. All rights reserved.
1

• EfficientLights
®
– LED-Based Lighting
- Grocery, drug, and convenience stores
- Replaces to traditional fluorescent lighting
- Reduces lighting energy use by 70%
- Reduces maintenance costs (10 year LED light versus
2 year fluorescent)
- Reduces stores’ carbon footprint/eliminates
mercury-containing fluorescent lights
- Longer perishables’ life = increased grocery margins
• EfficientLights Product Suite
- Refrigerated case door light (flagship product)
- Walk-in cooler light
- Open refrigerated case shelf and canopy lights
- Parking lot light
Energy Efficiency:
LED Solutions for Retailers
19   |   © 2013 PowerSecure. All rights reserved.

• SecureLite
TM
Area Light
- Utilities (COOPs) and municipalities
- Energy and maintenance savings drive
payback
- Opportunity: millions of lights across U.S
• PowerLite
TM
Street Lights
• Power Drivers and Components
- Power driver key component for every LED
• New Commercial and Industrial Lighting
- SuperTube
TM
LED (replacement for T-8
and T-12 fluorescents)
- Specialty products
Energy Efficiency:
LED Solutions for Utilities
20   |   © 2013 PowerSecure. All rights reserved.

Revenue Scaling Quickly to
$300M Target in 2015
24
47
61
21
23
25
30
51
60
76
0
50
100
150
200
250
300
350
2000 Start-
up
2005 2010 2011 2012 2013 2014 2015
Goals
Utility Infrastructure Energy Efficiency Distributed Generation
"Foundation"
2005-2010
26%+ Growth, 3.2X
"Scale and Profitable Growth"
2010-2015 Goal
26%+ Growth, 3.1X
$96
$162
$300
($ millions)
"Start-up"
2000-2005
1000%+ Growth
Compound Growth
2010-2015
Utility Infrastructure +39%
Energy Efficiency +20%
Distributed Generation +20%
Total +26%
$130
21   |   © 2013 PowerSecure. All rights reserved.

Thank you

Non-GAAP Financial Measures
Our references to our second quarter 2012 and 2013 “Non-GAAP Pro forma” financial measures of net income from continuing operations, net income, net income attributable to PowerSecure
International, Inc., diluted E.P.S. from continuing operations, diluted E.P.S. from discontinued
operations and diluted E.P.S. discussed and shown in this report constitute non-GAAP financial measures. They refer to our GAAP results, adjusted to show the results 1) without the 2Q 2012 gain on the sale of our WaterSecure investment (identified in our financial statements as our unconsolidated affiliate), 2) without the Q2 2012 results of our discontinued PowerPackages business, 3) without the Q2 2012 acquisition expenses related to PowerSecure Solar and 4) without the Q2 2013 acquisition expenses primarily related to Solais (and to a lesser extent our ESCO,
PowerLine, IES, and PowerSecure Solar transactions).
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance with the same consistent financial context. These non-GAAP pro forma measures also correspond with the way we expect Wall Street analysts to compare our results. Our non-GAAP pro forma measures should be considered only as supplements to, and not as substitutes for or in isolation from, our other measures of financial information prepared in accordance with GAAP, such as GAAP revenue, operating income, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted
E.P.S. from continuing operations, diluted E.P.S. from discontinued operations, and diluted E.P.S.
23   |   © 2013 PowerSecure. All rights reserved.

24   |   © 2013 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
References to our second quarter and year-to-date 2012 and 2013 Adjusted EBITDA, which we define as our earnings before interest, taxes, depreciation and amortization, as discussed and shown in this release, constitutes a non-GAAP “pro forma” financial measure.
We believe that Adjusted EBITDA, as a non-GAAP pro forma financial measure, provides meaningful information to investors in terms of enhancing their understanding of our operating performance and results, as it allows investors to more easily compare our financial performance on a consistent basis compared to the prior year periods.  This non-GAAP financial measure also corresponds with the way we expect investment analysts to evaluate and compare our results.  Any non-GAAP pro forma financial measures should be considered only as supplements to, and not as substitutes for or in isolation from, or superior to, our other measures of financial information prepared in accordance with GAAP, such as net income attributable to PowerSecure International, Inc.
We define and calculate Adjusted EBITDA as net income attributable to PowerSecure International, Inc., minus: 1) the gain on the sale of our unconsolidated affiliate, 2) discontinued operations and 3) interest income and other income, plus: 4) acquisition expenses, 5) income tax expense (or minus an income tax benefit), 6) interest expense, 7) depreciation and amortization and 8) stock compensation expense.
We disclose Adjusted EBITDA because we believe it is a useful metric by which to compare the performance of our business from period to period.  We understand that measures similar to Adjusted
EBITDA are broadly used by analysts, rating agencies, investors and financial institutions in assessing our performance.  Accordingly, we believe that the presentation of Adjusted EBITDA provides useful information to investors.  The table below provides a reconciliation of Adjusted EBITDA to net income attributable to PowerSecure International, Inc., the most directly comparable GAAP financial measure.

	Three Months Ended June 30, 2013			Three Months Ended June 30, 2012		
	As Reported 2Q13	Acquisition Expenses for Solais, ESCO, PowerLine, IES, and PowerSecure Solar Transactions	Pro forma 2Q13	As Reported 2Q12	WaterSecure, PowerPackages, and Acquisition Expenses for PowerSecure Solar	Pro forma 2Q12
Revenue	70,187			37,867		
Cost of sales	50,304			25,663		
Gross Profit	19,883			12,204		
Operating expenses						
General and administrative	12,511			9,093		
Selling, marketing, and service	2,105			1,366		
Depreciation and amortization	1,809			1,136		
Restructuring and cost reduction charges	0			0		
Total operating expenses	16,425			11,595		
Operating income (loss)	3,458	452	3,910	609	74	683
Other income (expense)						
Gain on sale of unconsolidated affiliate	0			1,439		
Interest income and other income	19			23		
Interest expense	(130)			(116)		
Income (loss) before income taxes	3,347	452	3,799	1,955	(1,365)	590
Income tax expense (benefit)	1,305	176	1,481	621	(433)	188
Net income (loss) from continuing operations	2,042	276	2,318	1,334	(932)	402
Discontinued operations - income (loss) from operations (net of tax)	0			32		
Discontinued operations - gain on sale (net of tax)	0			0		
Net income (loss)	2,042			1,366		
Net loss attributable to noncontrolling interest	57			277		
Net income (loss) attributable to PowerSecure International, Inc.	2,099			1,643		
Summary of Amounts Attributable to PowerSecure International, Inc. shareholders						
Income (loss) from continuing operations (net of tax)	2,099	276	2,375	1,611	(932)	679
Income (loss) from discontinued operations (net of tax)	0	0	0	32	(32)	0
Net income (loss) attributable to PowerSecure International, Inc.	2,099	276	2,375	1,643	(964)	679
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:						
Continuing Operations						
Basic	0.11			0.09		
Diluted	0.11			0.09		
Discontinued Operations						
Basic	0.00			0.00		
Diluted	0.00			0.00		
Net Income						
Basic	0.11	0.01	0.12	0.09	(0.05)	0.04
Diluted	0.11	0.01	0.12	0.09	(0.05)	0.04
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING						
Basic	19,024					
Diluted	19,357					

Power Secure

POWR LISTED NYSE

25 | © 2013 PowerSecure. All rights reserved.

26   |   © 2013 PowerSecure. All rights reserved.
PowerSecure International, Inc.
Non-GAAP Pro forma Measures
Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization) - Calculations and Reconciliation
($000's except per share data, some rounding throughout)
June 30, June 30, June 30, June 30,
2013 2012 2013 2012
Adjusted EBITDA Calculation/Reconciliation
Net income (loss) attributable to PowerSecure
International, Inc. 2,099 1,643 2,832 1,040
Items to Subtract from Net Income
Gain on sale of unconsolidated affiliate 0 (1,439) 0 (1,439)
Discontinued operations - income 0 (32) 0 (67)
Interest income and other income (19) (23) (40) (45)
Items to Add to Net Income
Acquisition Expenses 452 74 531 74
Income tax expense (benefit) 1,305 621 1,679 228
Interest expense 130 116 235 224
Depreciation and Amortization 1,809 1,136 3,265 2,221
Stock compensation expense 148 281 289 576
Adjusted EBITDA 5,924 2,377 8,791 2,812
Three Months Ended Six Months Ended

Non-GAAP Financial Measures
Our references to our quarterly and full year 2012, and quarterly and full year 2011 “Non-GAAP Pro forma” financial measures of operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S.
from continuing operations, and diluted E.P.S. discussed and shown in this report constitute non-
GAAP financial measures.  For our quarterly and  full year 2012 results, they refer to our GAAP results, adjusted to show them 1) excluding charges related to our restructuring and cost reduction initiative, 2) gains related to the 2011 sale of our WaterSecure operations, and 3) results of our discontinued PowerPackages business exited in 2011.  For our fourth quarterly and full year 2011 results, they refer to our GAAP results, adjusted to show them 1) excluding gains and income related to our WaterSecure operations, 2) the results of our discontinued PowerPackages business, and 3)
gains and income related to our discontinued Southern Flow business sold in 2011.
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2011, 2012, and in future periods  with the same consistent financial context as the business was managed  in those periods.  Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results.
27   |   © 2013 PowerSecure. All rights reserved.

Non-GAAP Financial Measures
28   |   © 2013 PowerSecure. All rights reserved.
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2011, 2012, and in future periods with the same consistent financial context as the business was managed  in those periods.  Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results.
We believe these Non-GAAP Pro forma measures also provide meaningful information to investors in terms of enhancing their understanding of our fourth quarter and full year 2012, and fourth quarter and full year 2011 operating performance and results, as they allow investors to more easily compare our financial performance on a consistent basis compared to the prior year periods.  These
Non-GAAP Pro forma measures also correspond with the way we expect investment analysts to evaluate and compare our results.  Our Non-GAAP Pro forma measures should be considered only as supplements to, and not as substitutes for or in isolation from, or superior to, our other measures of financial information prepared in accordance with GAAP, such as GAAP revenue, operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S. from continuing operations, diluted
E.P.S. from discontinued operations, and diluted E.P.S.
The following table provides a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

PowerSecure International, Inc.
Consolidated Statements of Operations (unaudited)
Supplemental Financial Information Issued for 2012 Quarterly and Full Year Periods with Restructuring and cost reduction charges
Non-GAAP Pro-forma Measures Excluding Restructuring and cost reduction charges, WaterSecure, and PowerPackages Results
($000's except per share data, some rounding throughout)

	Three Months Ended														
	GAAP March 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP March 31, 2012	GAAP June 30, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP June 30, 2012	GAAP Sept 30, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Sept 30, 2012	GAAP Dec 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Dec 31, 2012	GAAP Year Ended Dec 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Year Ended Dec 31, 2012
Revenue	33,185			37,867			44,236			46,751			162,039		
Cost of sales	23,630			25,663			30,360			31,300			110,953		
Gross Profit	9,555			12,204			13,876			15,451			51,086		
Operating expenses															
General and administrative	8,645			9,093			9,012			9,451			36,201		
Selling, marketing, and service	1,058			1,366			1,615			1,521			5,560		
Depreciation and amortization	1,085			1,136			1,211			1,348			4,780		
Restructuring and cost reduction charges	0			0			1,548			1,127			2,675		
Total operating expenses	10,788			11,595			13,386			13,447			49,216		
Operating income (loss)	(1,233)	0	(1,233)	609	0	609	490	1,548	2,038	2,004	1,127	3,131	1,870	2,675	4,545
Other income (expense)															
Gain on sale of unconsolidated affiliate	0			1,439			0			0			1,439		
Equity income	0			0			0			0			0		
Management fees	0			0			0			0			0		
Interest income and other income	22			23			22			21			88		
Interest expense	(108)			(116)			(114)			(111)			(449)		
Income (loss) before income taxes	(1,319)	0	(1,319)	1,955	(1,439)	516	398	1,548	1,946	1,914	1,127	3,041	2,948	1,236	4,184
Income tax expense (benefit)	(393)	0	(393)	621	(457)	164	119	463	582	503	296	799	850	302	1,152
Net income (loss) from continuing operations	(926)	0	(926)	1,334	(982)	352	279	1,085	1,364	1,411	831	2,242	2,098	934	3,032
Discontinued operations - income from	35			32			11			0			78		
Discontinued operations - gain on sale (net of tax)	0			0			0			0			0		
Net income (loss)	(891)			1,366			290			1,411			2,176		
Net loss (income) attributable to noncontrolling interest	288			277			192			145			902		
Net income (loss) attributable to PowerSecure International, Inc.	(603)			1,643			482			1,556			3,078		
Summary of Amounts Attributable to PowerSecure Internatio															
Income from continuing operations (net of tax)	(638)			1,611			471			1,556			3,000		
Income from discontinued operations (net of tax)	35			32			11			0			78		
Net income (loss) attributable to PowerSecure	(603)	(35)	(638)	1,643	(1,014)	629	482	1,074	1,556	1,556	831	2,387	3,078	856	3,934
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:															
Continuing Operations															
Basic	(0.03)			0.09			0.03			0.08			0.16		
Diluted	(0.03)			0.09			0.03			0.08			0.16		
Discontinued Operations															
Basic	0.00			0.00			0.00			0.00			0.00		
Diluted	0.00			0.00			0.00			0.00			0.00		
Net Income															
Basic	(0.03)	(0.00)	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.05	0.13	0.16	0.05	0.21
Diluted	(0.03)	(0.00)	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.04	0.13	0.16	0.05	0.21
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING															
Basic	18,902			18,846			18,676			18,306			18,681		
Diluted	18,902			18,941			18,793			18,487			18,818

Non-GAAP Financial Measures

PowerSecure International, Inc.
Consolidated Statements of Operations (unaudited)
Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with Southern Flow and PowerPackages as Discontinued Operation
Non-GAAP Pro-forma Measures Excluding WaterSecure, PowerPackages, and Southern Flow Results
($000's except per share data, some rounding throughout)

	Three Months Ended					
	GAAP March 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP March 31, 2011	GAAP June 30, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP June 30, 2011
Revenue	23,655			30,086		
Cost of sales	15,926			20,780		
Gross Profit	7,729			9,306		
Operating expenses						
General and administrative	7,681			7,952		
Selling, marketing, and service	1,154			1,214		
Depreciation and amortization	773			802		
Total operating expenses	9,608			9,968		
Operating income (loss)	(1,879)	0	(1,879)	(662)	0	(662)
Other income (expense)						
Gain on sale of unconsolidated affiliate	0			21,786		
Equity income	1,011			548		
Management fees	168			114		
Interest income and other income	20			22		
Interest expense	(142)			(144)		
Income (loss) before income taxes	(822)	(1,179)	(2,001)	21,664	(22,448)	(784)
Income tax benefit (provision)	(47)	166	119	(3,183)	3,168	(15)
Net income (loss) from continuing operations	(869)	(1,013)	(1,882)	18,481	(19,280)	(799)
Discontinued operations - income from operations (net of tax)	(215)	215	0	(1,388)	1,388	0
Discontinued operations - gain on sale (net of tax)	5,636	(5,636)	0	0	0	0
Net income (loss)	4,552	(6,434)	(1,882)	17,093	(17,892)	(799)
Net loss (income) attributable to noncontrolling interest	184		184	159		159
Net income (loss) attributable to PowerSecure International, Inc.	4,736	(6,434)	(1,698)	17,252	(17,892)	(640)
Summary of Amounts Attributable to PowerSecure International, Inc. shareholders						
Income from continuing operations (net of tax)	(685)	(1,013)	(1,698)	18,640	(19,280)	(640)
Income from discontinued operations (net of tax)	5,421	(5,421)	0	(1,388)	1,388	0
Net income (loss) attributable to PowerSecure International, Inc.	4,736	(6,434)	(1,698)	17,252	(17,892)	(640)
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:						
Continuing Operations						
Basic	(0.04)			0.99		
Diluted	(0.04)			0.97		
Discontinued Operations						
Basic	0.29			(0.07)		
Diluted	0.29			(0.07)		
Net Income						
Basic	0.25	(0.34)	(0.09)	0.91	(0.95)	(0.03)
Diluted	0.25	(0.34)	(0.09)	0.90	(0.93)	(0.03)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING						
Basic	18,719			18,857		
Diluted	18,719			19,146		

	Three Months Ended								
	GAAP Sept 30, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Sept 30, 2011	GAAP Dec 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Dec 31, 2011	GAAP Year Ended Dec 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Year Ended Dec 31, 2011
Revenue	36,585			39,689			130,015		
Cost of sales	25,372			27,243			89,321		
Gross Profit	11,213			12,446			40,694		
Operating expenses									
General and administrative	8,714			9,305			33,652		
Selling, marketing, and service	1,197			1,086			4,651		
Depreciation and amortization	857			991			3,423		
Total operating expenses	10,768			11,382			41,726		
Operating income (loss)	445	0	445	1,064	0	1,064	(1,032)	0	(1,032)
Other income (expense)									
Gain on sale of unconsolidated affiliate	44			43			21,873		
Equity income	0			0			1,559		
Management fees	0			0			282		
Interest income and other income	31			25			98		
Interest expense	(168)			(121)			(575)		
Income (loss) before income taxes	352	(44)	308	1,011	(43)	968	22,205	(23,714)	(1,509)
Income tax benefit (provision)	453	6	459	(357)	6	(351)	(3,134)	3,347	213
Net income (loss) from continuing operations	805	(38)	767	654	(37)	617	19,071	(20,367)	(1,296)
Discontinued operations - income from operations (net of tax)	(63)	63	0	165	(165)	0	(1,501)	1,501	0
Discontinued operations - gain on sale (net of tax)	0	0	0	(2)	2	0	5,634	(5,634)	0
Net income (loss)	742	25	767	817	(200)	617	23,204	(24,500)	(1,296)
Net loss (income) attributable to noncontrolling interest	230		230	273		273	846		846
Net income (loss) attributable to PowerSecure International, Inc.	972	25	997	1,090	(200)	890	24,050	(24,500)	(450)
Summary of Amounts Attributable to PowerSecure International, Inc. shareholders									
Income from continuing operations (net of tax)	1,035	(38)	997	927	(37)	890	19,917	(20,367)	(450)
Income from discontinued operations (net of tax)	(63)	63	0	163	(163)	0	4,133	(4,133)	0
Net income (loss) attributable to PowerSecure International, Inc.	972	25	997	1,090	(200)	890	24,050	(24,500)	(450)
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:									
Continuing Operations									
Basic	0.05			0.05			1.05		
Diluted	0.05			0.05			1.04		
Discontinued Operations									
Basic	(0.00)			0.01			0.22		
Diluted	(0.00)			0.01			0.22		
Net Income									
Basic	0.05	0.00	0.05	0.06	(0.01)	0.05	1.27	(1.29)	(0.02)
Diluted	0.05	0.00	0.05	0.06	(0.01)	0.05	1.26	(1.28)	(0.02)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING									
Basic	18,966			18,963			18,877		
Diluted	19,163			19,216			19,139

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